The Gabelli Mathers Fund


Class AAA Shares


PROSPECTUS



October 1, 1999


The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
===============================================================================

THE GABELLI MATHERS FUND                                       TABLE OF CONTENTS

                                                                           Page

Investment and Performance Summary......................................    3-5
Investment and Risk Information.........................................    6-8
Management of the Fund................................................      8-9
 Purchasing, Selling and Exchanging Shares.............................      9
 Pricing of Fund Shares................................................     9-10
 Dividends and Distributions...........................................      10
 Tax Information.......................................................      10
Financial Highlights..................................................       11
Additional Information..............................................  Back Cover

INVESTMENT AND PERFORMANCE SUMMARY

Investment Objective

The Gabelli Mathers Fund (the "Fund") seeks to achieve capital appreciation over the long term in various market conditions without excessive risk of capital loss. Capital is the amount of money you invest in the Fund and capital appreciation is an increase in the value of your investment.

Principal Investment Strategies

The Fund pursues its objective by using the following principal strategies:

    * investing primarily in common stocks, selected for their appreciation potential
    * engaging, within prescribed limits, in short sales of common stocks whereby the Fund borrows and sells a security it does not own in order to profit from the potential decline in the price of that security
    * varying its common stock exposure by hedging, primarily with the purchase or short sale of S&P 500 Index futures contracts
    * investing all or a portion of its assets primarily in U.S. Treasury securities when Gabelli Funds, LLC (the "Adviser") believes the risk of loss from investing in stocks is high

No minimum or maximum percentage of the Fund's assets is required to be invested in any type of security or investment strategy.

Principal Investment Risks

The Fund is subject to the risks associated with investing in both stocks and U.S. Treasury securities. The Fund is also subject to certain additional risks associated with stock index futures hedging and the higher risk investment strategy of selling stocks short.

The Fund's share price will fluctuate with changes in the market value of its portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to rise and fall. The Fund is also subject to the risks that the value of its U.S. Treasury securities, stock index futures hedge position, and stocks sold short will decline. When you sell your Fund shares, you may receive less than you paid for them.

Who May Want to Invest

The Fund may appeal to you if:
    * you seek long-term growth of capital and are skeptical of a fully invested buy and hold equity investment strategy
    * you seek a portfolio that generally may be long and/or short individual stocks, and/or long U.S. Treasury securities and/or may employ hedging techniques with respect to its common stock exposure
    * you seek a portfolio that is flexibly managed to potentially take advantage of a decline in the U.S. equity markets

You may not want to invest in the Fund if:
    * you seek returns that typically move with the S&P 500 Index, in both up and down markets
    * you seek a fully invested equity portfolio

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




Performance

The return information below illustrates how the Fund's performance can vary and gives some indication of the risks of investing in the Fund by comparing the Fund's performance with two broad-based stock indices. Please keep in mind that the Fund's past performance does not represent how it will perform in the future. The return data includes the reinvestment of all income dividends and capital gains distributions.


BAR CHART   (Graphic Omitted)

       Calendar Year            Total Return
       -------------            ------------
           1989                    10.41%
           1990                    10.43%
           1991                     9.45%
           1992                     3.11%
           1993                     2.13%
           1994                    (5.89)%
           1995                     7.01%
           1996                    (0.07)%
           1997                     3.01%
           1998                    (5.21)%

During the period shown in the bar chart, the highest quarterly return was 5.19% for the quarter ended March 1989, and the lowest quarterly return was (3.21)% for the quarter ended December 1998. For the six months ended June 30, 1999, the Fund's total return was 1.62%.


                          Average Annual Total Returns
                    (for the periods ended December 31, 1998)


    Since Inception
                                                                8-19-65
                             1 Year     5 Years      10 Years
The Gabelli Mathers Fund     (5.21)%     (0.35)%     3.28%      11.53%
S&P 500 Index*                28.72%     24.09%      19.21%     12.28%
Value Line Composite**        (1.94)%    10.58%      9.32%      7.50%

*    The S&P 500  Index is an index of 500  stocks,  with  each  stock  weighted according to its total market value. This means that companies having a larger stock capitalization will have a larger impact on the index. The performance of the Index does not reflect the expenses or fees of this Fund.
** The Value Line Composite is an average comprised of approximately 1,617 stocks, with each stock having an equal weighting regardless of its total market capitalization. This means that all companies, whether they have a large or small stock capitalization, have an equal impact on the average. The performance of the average does not reflect the expenses or fees of this Fund.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Exchange Fee......................................   None*

* The Fund is a no-load Fund, so you pay no sales charges (loads) to buy or sell shares. However, you may pay a front-end sales load if you exchange your shares of the Fund for shares of a fund which charges a sales load at the time of purchase.



Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees 1......................................................   1.00%
Distribution (Rule 12b-1) Expenses 2...................................   0.25%
Other Expenses 3..........................   ..........................   0.35%
                                                                         -----
Total Annual Operating Expenses  ......................................   1.60%
                                                                         -----
Fee Waiver 4...........................................................  (0.25)%
                                                                         ------
Total Annual Operating Expenses (after the fee waiver) ................   1.35%
                                                                          =====

1 Effective October 1, 1999, Gabelli Funds, LLC became the investment adviser to the Fund. The expense information above has been restated to reflect this change in adviser. Under the terms of the investment advisory agreement dated October 1, 1999, the Adviser is entitled to receive a fee for providing advisory and administrative services equal to 1.00% of the Fund's average daily net assets (before giving effect to the fee waiver referred to in footnote 4 below).
2 The Fund adopted a Rule 12b-1 Plan on October 1, 1999 to provide distribution and shareholder services. Pursuant to the Plan, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.
3 "Other Expenses" is an estimated figure reflecting expenses the Fund expects to incur as a member of the Gabelli family of funds beginning on October 1, 1999, based on the Fund's total assets as of such date.
4 For the first two years after the change in Adviser, the Adviser will waive a portion of its advisory fee so that the fee is 0.75% on the first $100 million of the Fund's assets.

Expense Example:

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes
(1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of the period, (3) your investment has a 5% return and
(4) the Fund's operating expenses remain the same and reflect the advisory fee waiver referred to in footnote 4 above. This example is for comparison only and your actual costs may be higher or lower.

1 Year                 3 Years                  5 Years                10 Years
------                 -------                  -------                --------
$142                    $469                     $847                  $1,910

INVESTMENT AND RISK INFORMATION

The Fund's investment objective and principal investment strategies described on page three and in this section are not fundamental policies and may be changed by a vote of a majority of the Board of Trustees of the Fund at any time without a vote of shareholders. The Fund is flexibly managed and can use a variety of investment strategies in the pursuit of its investment objective, with no minimum or maximum percentage of assets required to be invested in any type of security or investment strategy.

The Adviser selects stocks using traditional fundamental analysis of both value and growth data, in conjunction with standard technical analysis. Fundamental analysis involves the use of various data, including but not limited to, price/earnings, price/revenues, price/book value, and price/dividend ratios, and various growth rate calculations for earnings, sales and other data. Technical analysis includes, but is not limited to, the study of rates of change in stock price movement, volume trends, moving averages, relative strength, and overbought/oversold indicators.

The Adviser's stock selection process is not limited by the total market value of a company's stock, so the Fund may select small, medium or large capitalization issues. Stocks of companies with a relatively small number of shares available for trading may be more risky because their share prices tend to be more volatile, and their shares less liquid, than those of companies with larger amounts of tradeable shares. In general, companies with a small revenue base may have more limited management and financial resources and may face a higher risk of business reversal than larger more established companies. As a result, stocks of smaller companies may be more volatile than stocks of larger companies. Additionally, stocks of companies with special situation characteristics may decline in value if their unique circumstances do not develop as anticipated. Special situation factors may include, but are not limited to, potential and/or announced takeover targets, corporate restructuring candidates, and companies involved in corporate reorganizations.

The Fund may make short sales of equity securities in amounts of up to 30% of the value of the Fund's net assets as determined at the time of the short sale. A short sale is a transaction in which the Fund sells a security which it does not then own in order to profit from the potential decline in the market price of that security.

The Fund may vary its equity exposure by hedging through the purchase or short sale of stock index futures contracts. The Fund will not purchase or sell short stock index futures contracts if immediately thereafter the aggregate initial margin required to be deposited would exceed 5% of the value of the Fund's total assets.

The Fund may invest all or any portion of its assets in U.S. Treasury bills, notes or bonds when the Adviser believes financial market conditions warrant such action and/or during periods when the Adviser believes that the risk associated with owning equity securities is high due to various traditional stock market valuation benchmarks approaching the upper limits of their long term historical ranges. At such times, which may continue for extended periods, the Fund's equity exposure may represent a relatively low percentage of the Fund's assets. For instance, during most of 1989 through the first six months of 1999, a majority of the Fund's assets were invested in U.S. Treasury securities.

The Fund may also engage in other investment practices in order to achieve its investment objective. These are briefly discussed in the Statement of Additional Information which may be obtained by calling 800-GABELLI (800-422-3554). The Fund does not currently employ the other practices to any significant degree.

While the Fund's objective is to seek capital appreciation over the long term, the Fund does not necessarily purchase or hold individual securities to qualify for long-term capital gains treatment. The Adviser may consider a variety of factors including, but not limited to, financial market conditions, individual stock and aggregate equity valuation levels, corporate developments, other investment opportunities, Fund redemptions, tax considerations, including the Fund's tax loss carryforward (see "Tax Information"), and changed expectations, in determining whether to sell a security held in the portfolio or to buy to cover a short position. As a result, turnover in the Fund's portfolio may be very high, since investments may be held for very short time periods when the Adviser believes further capital appreciation of those investments is unlikely or that a loss of capital may occur.

Portfolio turnover may be significantly increased if the Fund holds a substantial portion of its assets in U.S. Treasury securities with maturities of less than one year in conjunction with the purchase and sale of long equity positions and U.S. Treasury securities with maturities greater than one year.

There are market risks inherent in any investment and there is no assurance that the objective of the Fund will be realized. Also, there is no assurance that the Fund's portfolio will not decline in value or that the portfolio's various investment segments will perform as expected. When you sell your investment, you may receive more or less money than you originally invested. Investing in the Fund also involves the following specific risks:

Equity Risk: To the extent that the Fund's portfolio has significant equity exposure, long and/or short, the Fund is subject to the risks inherent in the stock market and individual stocks, including but not limited to the following:
    * unpredictable price volatility in individual stocks and various stock indices
    * changes in interest rates, inflation and corporate profits, currency exchange rate volatility, and other economic factors
    *  individual company and/or industry developments
    *  national and international political events

Short positions in equity securities are generally considered to be more risky than long positions since the theoretical potential loss in a short position is unlimited, while the maximum loss from a long position is equal to its original purchase price.

The Adviser invests the Fund's assets more conservatively than the managers of most equity funds when the Adviser believes the risk of owning stocks is high. If the adviser is incorrect in this judgment, the Fund's total return may underperform more fully-invested equity funds.

Hedging Risk: The percentage fluctuation in the value of the Fund's hedge positions in stock index futures contracts may be greater than those of the underlying index, and positions in such futures are subject to certain other risks, including but not limited to the following:

    * an imperfect correlation between the change in market value of the Fund's long stock positions relative to its short stock index futures hedge position, limiting the effectiveness of the hedge
    * possible temporary illiquidity in the markets for stock index futures which may result in continuing exposure to adverse price movements
    * the fact that the decision to hedge may prove incorrect and, in that case, the Fund would have been better off not hedging

Interest Rate Risk: To the extent that the Fund's portfolio is invested in U.S. Treasury securities, it is subject to certain risks which include a decrease in principal value of the securities as interest rates rise. Generally, the longer the maturity of a fixed income security, the greater the gain or loss of principal value for a given change in interest rates. Additionally, there is the credit risk of the issuer of the security being unable to make interest or principal payments when due.

Management Risk: The Adviser's analysis and judgment regarding individual stocks, the financial markets, the economy, and many other factors may prove incorrect, resulting in the Fund's investments losing value. Additionally, if stock prices increase, the Fund may lose the opportunity to benefit on that portion of its portfolio invested in fixed income securities.

MANAGEMENT OF THE FUND

The Adviser: Effective October 1, 1999, Gabelli Funds, LLC, with principal offices located at One Corporate Center, Rye, New York 10580-1434, (800) 422-3554, entered into a set of strategic initiatives with Mathers and Company, Inc. and now serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program under the supervision of the Fund's Board of Trustees. The Adviser and its affiliates also manage other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Funds, Inc., a New York corporation organized in 1980. The Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a publicly traded company listed on the New York Stock Exchange (Symbol: GBL). The Adviser is entitled to receive a 1.00% annual fee to provide investment advisory and administrative services to the Fund, except that the Adviser has waived a portion of its advisory fee so that the fee is 0.75% on the first $100 million of the Fund's assets until October 1, 2001.

Prior to October 1, 1999, Mathers and Company, Inc., 100 Corporate North, Suite 201, Bannockburn, Illinois 60015, (847) 295-7400, served as investment adviser to the Fund. Under its investment advisory agreement, Mathers and Company, Inc. received a fee equal to 0.74% of the Fund's average net assets in 1998, before giving effect to expense reimbursements. Mathers and Company, Inc. served as investment adviser to the Fund from its inception in 1965 and as investment adviser to other clients since 1961. Henry G. Van der Eb, President of Mathers and Company, Inc. and Chairman and a Director of the Fund, owned all of the outstanding shares and was the controlling person of Mathers and Company, Inc.

Portfolio Manager: Henry G. Van der Eb, CFA, of Gabelli Funds, LLC, is responsible for the day to day management of the Fund and has been the Fund's portfolio manager for more than the last 20 years. Mr. Van der Eb (age 54) is President, Chief Executive Officer, and Trustee of the Fund, served as President of The Investment Analysts Society of Chicago for 1979-1980, and is a Chartered Financial Analyst (CFA), a Chartered Investment Counselor CIC), and a member of the Association for Investment Management and Research (AIMR). He received an MBA from Northwestern University Graduate School of Management in 1970.

Year 2000: As the year 2000 approaches, concerns regarding the ability of software used by the Fund's service providers to distinguish between the date "2000" and the date "1900" have emerged . Failure to adequately address this issue could result in major systems or process failures which could disrupt the Fund's operations. The Adviser is working with the Fund's service providers to prepare for the year 2000. Based on information currently available, the Adviser does not expect that the Fund will incur significant operating expenses or be required to incur material costs to be year 2000 compliant. The Fund cannot guarantee, however, that all year 2000 issues will be identified and corrected by January 1, 2000 and any non-compliant computer systems could hurt key Fund operations, such as shareholder servicing, pricing and trading. In addition, the year 2000 problem may adversely affect the companies in which the Fund invests, which could lower the value of such companies' securities and negatively affect the Fund's performance. For example, these companies may incur substantial costs to correct the year 2000 problem.

Rule 12b-1 Plan: The Fund has adopted a plan under Rule 12b-1 (the "Plan") which allows the Fund to pay for the sale and distribution of its shares at an annual rate of 0.25% of the Fund's average daily net assets. The Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sale of the Fund's shares as determined by the Board of Trustees. Because payments under the Plan are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See "Distribution Plan" in the Statement of Additional Information for more details regarding the Plan and the expenses payable under the Plan. Prior to October 1, 1999, the Fund had no distribution plan under Rule 12b-1 in place.

PURCHASING, SELLING AND EXCHANGING SHARES

Information about purchasing, selling and exchanging your shares is contained in a separate document called the Owner's Manual, which has been delivered with this prospectus. The Owner's Manual is considered an integral part of this prospectus. The Owner's Manual also contains information about the Telephone Investment Plan, Telephone Redemption Plan, Automatic Investment Plan, Systematic Withdrawal Plan and Retirement Plans.

PRICING OF FUND SHARES

The net asset value per share is calculated on each day on which the New York Stock Exchange ("NYSE") is open for trading. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The net asset value per share is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern time. It is computed by dividing the value of the Fund's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of its shares outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Short-term investments that mature in 60 days or less are valued at amortized cost, which the Trustees of the Fund believe represents fair value.

The Fund may from time to time hold securities that are primarily listed on foreign exchanges. Such securities may trade on days when the Fund does not price its shares. Therefore, the net asset value of the Fund may change on days when you are not able to purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions will be automatically reinvested for your account at net asset value in additional shares of the Fund, unless you instruct the Fund to either (i) pay all income dividends and capital gains distributions in cash or (ii) reinvest capital gains distributions and pay income dividends in cash. You may change your instructions by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. Dividends from net investment income and distributions of net realized capital gains, if any, will be paid at least annually. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

TAX INFORMATION

The Fund expects that its distributions will consist primarily of net investment income and capital gains, which may be taxable at different rates depending on the length of time the Fund holds its assets. Dividends out of net investment income and distributions of realized short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. High portfolio turnover can indicate a high level of short-term capital gains that, when distributed to shareholders, are taxed as ordinary income rather than at the lower capital gains tax rate. However, as of the date of this prospectus, the Fund has a large capital loss carryforward that is used to offset any current or future realized capital gains. Until this carryforward expires or is offset completely by realized capital gains, shareholders will not receive distributions of, or pay taxes on, those capital gains. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, may be subject to federal, state or local taxes. An exchange of the Fund's shares for shares of another Fund will be treated for tax purposes as a sale of the Fund's shares; therefore, any gain you realize on such a transaction may be taxable. Foreign shareholders may be subject to special withholding requirements.

This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share, based on the average number of Fund shares outstanding during the period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund's shares. The full year information has been audited by Arthur Andersen LLP, independent accountants, whose report, along with the Fund's financial statements and related notes, is included in the Fund's annual report, which is available upon request.

                          Six months
                          ended
                          June 30,            Year Ended December 31,
                                      -----------------------------------
                          1999        1998    1997     1996     1995      1994
                          ----        ----    ----     ----     ----      ----
Operating performance:
Net asset value,
beginning of year        $11.73      $13.06  $13.27    $13.75    $13.55    $15.11
                          -----       -----   -----     -----     -----     -----
Net investment
income/(loss)              0.22        0.58     0.53     0.40     0.60       0.56
Net realized and
unrealized                (0.03)      (1.26)   (0.13)   (0.41)    0.35      (1.45)
gain/(loss) on            ------      ------   ------    -----    ------     -----
investments

Total from
investment operations      0.19       (0.68)    0.40    (0.01)    0.95      (0.89)
                           ----        -----    ----     -----    -----      ----
Distributions to shareholders:
Net investment income       ---       (0.65)   (0.61)   (0.47)   (0.72)     (0.67)
Net realized gains          ---         ---      ---      ---    (0.03)        ---
                          -----        -----    -----    -----    -----      -----
Total distributions         ---       (0.65)   (0.61)   (0.47)   (0.75)     (0.67)
                          -------     ------   ------   ------    ------     ------

Net asset value,
end of period             $11.92    $11.73    $13.06   $13.27    $13.75      $13.55
                          ======    ======    ======    ======    ======     ======
Total return +            1.62%     (5.21%)    3.01%    (0.07%)    7.01%     (5.89%)

Ratios to average net assets and supplemental data:
Net assets, end of period
 (in 000's)              $100,295   $108,548  $138,404 $171,596   $232,303    $293,285
Ratio of net
investment income to         3.74%     4.56%     3.96%     2.96%      4.25%       3.86%
average net assets*
Ratio of total expenses to    1.14%     1.16%    1.07%     1.03%       0.98%      0.93%
average net assets*
Portfolio turnover rate       261%       67%      50%       38%         58%        211%

+ Total return assumes the reinvestment of all dividends and capital gains.
* Annualized

                            The Gabelli Mathers Fund
                                 Class AAA Shares

For More Information

For more information about the Fund, the following documents are available free upon request:

Owner's Manual

Information about purchasing, selling and exchanging shares of the Fund is included in a separate document entitled "Owner's Manual." The Owner's Manual is incorporated by reference into this prospectus. If you have not received it, please contact the Fund at the number listed below.

Annual/Semi-Annual Reports

The Fund's semi-annual and audited annual reports to shareholders contain detailed information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of these documents and prospectuses of other funds in the Gabelli family, or request other information and discuss your questions about the Fund by contacting:

                            The Gabelli Mathers Fund
                              One Corporate Center
                                  Rye, NY 10580
                      Telephone: 800-GABELLI (800-422-3554)
                                 www.gabelli.com

You can review the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     * For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling 800-SEC-0330.
     *   Free from the Commission's Website at http://www.sec.gov

(Investment Company Act file no. 811-1311)

                            The Gabelli Mathers Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                   800-GABELLI
                                  (800-422-3554)
                                fax: 914-921-5118
                                                www.gabelli.com
                            e-mail: info@gabelli.com
                              (Net Asset Value may be obtained daily by
                           calling 800-GABELLI after 6 P.M. eastern time)


                                Board of Trustees

Mario J. Gabelli, CFA                             Felix J. Christiana
Chairman and Chief Investment Officer,            Former Senior Vice President
Gabelli Asset Management Inc. and                 Dollar Dry Dock Savings Bank
Gabelli Funds, LLC

Anthony J. Colavita                               Vincent D. Enright
Attorney-at-Law                                   Former Senior Vice President
Anthony J. Colavita, P.C.                         and Chief Financial Officer,
                                                  KeySpan Energy Corp.

Charles G. Freund                                 Jon P. Hedrich
Former Vice President, Secretary                  Former President and Partner
and Treasurer                                     Steiner Diamond Institutional
MidCon Corp.                                      Services


Robert E. Kohnen                                  Karl Otto Pohl
Former Vice President and Investment Manager      Former President
Protection Mutual Insurance Company               Deutsche Bundesbank

Anthony  R. Pustorino, CPA                        Werner J. Roeder, MD
Professor of Accounting, Pace University          Practicing Private Physician
                                                  Medical Director, Lawrence
                                                  Hospital

Jack O. Vance                                     Henry G. Van der Eb, CFA
Managing Director                                 President and Chief Executive
Management Research, Inc.                         Officer
                                                  The Gabelli Mathers Fund

Anthonie C. van Ekris
Managing Director
BALMAC International


                                    Officers

Mario J. Gabelli, CFA                      Henry G. Van der Eb, CFA
Chairman                                   President and Chief Executive Officer

Bruce N. Alpert, CPA                       Anne E. Morrissy, CFA
Executive Vice President and Treasurer     Executive Vice President

James E. McKee                             Lawrence A. Kenyon, CPA
Secretary                                  Senior Vice President

Heidi M. Stubner                           Edith L. Cook
Vice President                             Vice President







THE GABELLI FAMILY OF FUNDS

-------------------------------------------------------------------------
Owner's Manual
---------------------------------------------------------------------------
         AAA Class - No-Load Class


                 Gabelli Global Series Funds, Inc.
                 Gabelli Gold Fund, Inc.
                 Gabelli International Growth Fund, Inc.
                 Gabelli ABC Fund
                 Gabelli Asset Fund
                 Gabelli Growth Fund



May 1, 1999



The information contained in the Owner's Manual is incorporated by reference into, and is legally considered part of, the Prospectuses for the Gabelli family of Funds. The Owner's Manual must be preceded or accompanied by a Gabelli Funds Prospectus.

Owner's Manual
   Table of Contents



              Purchasing Shares
    ---------------------------- --------------------------------------
3 Instructions for Opening or Adding to an Account
4 Telephone Investment Plan
4 Automatic  Investment  Plan
4 Retirement Plans
4 Minimum Investments
5 Dividends and Distributions

               Selling Shares
    ---------------------------- -------------------------------------
 5 Instructions for Selling Shares
 5 By Bank Wire or Check via Telephone
 5 By Bank Wire or Check via Mail
 6 General Policies on Selling Shares
 6 Signature Guarantees
 6   Verifying Telephone Redemptions
 6   Redemptions Within 15 Days of Investment
 6   Refusal of Redemption Request
 6   Closing of Small Accounts
 6   Undeliverable Distribution Checks

            Exchanging Shares
  ---------------------------------------------------------------------------
  7 Instructions for Exchanging Shares

      Pricing of Fund Shares
 ------ ---------------------------------------------------------------------
  7 How NAV is Calculated

PURCHASING SHARES

     Instructions for Opening or Adding to an Account


Purchases through Brokers/Dealers:
If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. Your should state specifically which class of shares you are buying. For all other purchases directly with the Fund, follow the instructions below.

Purchases directly from the Fund:
All investments made by regular mail or personal delivery, whether initial or subsequent, should be sent to:

     By Regular Mail                By Overnight Delivery
     The Gabelli Funds              The Gabelli Funds
     PO Box 8308                    c/o BFDS Building, 6th Floor
     Boston, MA 02266-8308          Two Heritage Drive
                                    Quincy, MA 02171

For Initial Investment:
1. Carefully read and complete the application.
2. Make check, bank draft or money order payable to "[name of Fund]."
3. Mail or deliver application and payment to the address above.

For Subsequent Investments:
1. Make check, bank draft or money order payable to "[name of Fund]."
2. Provide the exact name and number of your account.
3. Mail or deliver payment to the address above.

By Wire Transfer

For Initial Investment:
Call 1-800-GABELLI (1-800-422-3554) to obtain a new account number. Promptly mail the completed application to the
address shown above for regular mail, and

For Initial and Subsequent Investments:
Instruct your bank to wire transfer your investment to:
   State Street Bank and Trust Company
ABA #011-0000-28 REF DDA# 9904-6187
   Attn: Shareholder Services
   Re: [Fund Name]
A/C#___________________________
Your name ______________________
   225 Franklin Street, Boston, MA 02110

Note: Your bank may charge a wire transfer fee.


Call 1-800-GABELLI
or your investment representative.

You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time upon 60 days notice to shareholders.


Telephone Investment Plan                                Automatic Investment Plan
You may purchase additional shares of the Funds          You can make automatic monthly investments in the Funds.
by telephone as long as your bank is a member            Details about this plan can be obtained from the
of the Automated Clearing House (ACH) system.            Distributor on a separate application by calling
You must also have a completed, approved Investment      1-800-GABELLI (800-422-3554).
Plan application on file with the Fund's Transfer
Agent.

There is a minimum of $100 for each telephone            Retirement Plans
investment. To initiate an ACH purchase, please          You can invest in various  types of retirement  plans
call 1-800-GABELLI (1-800-422-3554) or                   through the Fund.  Details about these plans can be
1-800-872-5365.                                          obtained from the Distributor on a separate application
                                                         by calling 1-800-GABELLI (800-422-3554)




 Minimum Investments
  You may purchase Funds through the Distributor or participating organizations, which may charge additional fees and may require higher or lower minimum investments or impose other limitations on buying and selling shares.

                           Minimum
                           Initial         Minimum
 Account type              Investment      Subsequent
 ................................ ..................... ......................

  Regular (non-retirement)   $ 1,000        $ 0

  Retirement (IRA)
        Traditional IRA      $ 1,000        $ 0
        Roth IRA             $ 1,000        $ 0
       Spousal IRA           $ 250          $ 0
       Education IRA         $ 250          $ 0
 ................................ ..................... .....................

     Automatic Investment Plan         $ 0          $ 100
 ................................ ..................... .....................

     Telephone Investment Plan        $ 100          $ 100
 ................................ ..................... .....................

   All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted. Your purchase of shares will be effective on the same business day if the Fund's transfer agent receives your order by 4:00 p.m. (12 noon for a money market fund), and receives Federal funds by 4:00 p.m., eastern time. Otherwise, your purchase will be effective on the next business day. (See "Pricing of Fund Shares.") Shares are held on account for you unless you specify in writing that you would like to receive a stock certificate (certificates are not available for money market funds). We can only issue a certificate for whole shares.

   The Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders. A Fund may waive its minimum purchase requirement.

Dividends and Distributions

All dividends and distributions will be automatically reinvested unless you request otherwise.

SELLING SHARES



As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares.
-------------------------------------------------------------------------------
  Withdrawing Money from Your Investment
------------------------------------------------------------------------
  You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or your investment representative. See section on "General Policies on Selling Shares" below.


  Systematic Withdrawal Plan
  You can receive automatic payments from your account on a monthly, quarterly or annual basis. You can obtain details from the Distributor.
-----------------------------------------------------------------------------


                      Instructions for Selling Shares


The Fund accepts telephone requests for redemptions of unissued shares.

By Bank Wire or Check via Telephone
1. Call 1-800-GABELLI (1-800-422-3554) with your account number, the amount of the redemption and instructions as to how you wish to receive your funds.

2. If you are unable to reach the Fund by telephone, you may telecopy your redemption request to the Fund at 914-921-____.

NOTE: If you call by 4:00 p.m., eastern time, your payment will normally be wired to your bank on the following business day. (For Money Market Funds: If you call before 12:00 noon, eastern time, your payment will be wired to your bank on that day.) If you call after that time, your payment will be wired to your bank on the next business day. If you request your wire redemption by telephone, it must be at least $1,000. Your bank may charge a fee for incoming wires.

By Bank Wire or Check via Mail
Submit a redemption request to the Fund. Redemption requests may be made by letter to the Transfer Agent. You must specify the name of the Fund, the dollar amount or number of shares you wish to redeem and the account number. You must sign the letter in exactly the same way the account is registered, and if there is more than one owner of shares, all must sign. A signature guarantee is required for most requests.



Selling Shares (continued)

General Policies on Selling Shares

Signature Guarantees
Signature guarantees are required on redemption requests for the following:
* The check is not being mailed to the address on your account
* The check is not being made payable to the owner of the account
* The redemption proceeds are being transferred to another person's Fund account.

A signature guarantee can be obtained from most banks and securities dealers. Notarized signatures are not considered a signature guarantee.

Verifying Telephone Redemptions
The Fund makes every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. If appropriate precautions have not been taken, the Fund may be liable for losses due to unauthorized transactions.

Redemptions Within 15 Days of Investment
When you have made an investment by check or through the automatic investment plan, your redemption proceeds will not be mailed until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 days). You can avoid this delay by purchasing shares with a certified check or federal funds wire.

                         Redemption In Kind

The Fund reserves the right to make a redemption in kind - payment in portfolio securities rather than cash - for certain large redemption amounts that could hurt fund operations.

Refusal of Redemption Request
Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

Closing of Small Accounts
If your account (other than an IRA) falls below $500, the Fund may ask you to increase your balance. If it is still below $500 after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

Undeliverable Distribution Checks
If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund at the then current net asset value.

Call 1-800-GABELLI or
your investment representative.

Questions? Call 1-800-GABELLI or your investment representative.

EXCHANGING SHARES

You can exchange your shares in one Fund for shares of the same class of another Fund managed by Gabelli Funds, LLC, or its affiliates, usually without paying additional sales charges (see "Notes" below).

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable transactions.
   Instructions for Exchanging Shares
------------------------------------------------------------------------------

    Exchanges may be made by sending a written request to The Gabelli Funds, PO Box 8308, Boston, MA 02266-8308 or by calling 1-800-GABELLI (1-800-422-3554).

    Please provide the following information:
     * Your name and telephone number
     * The exact name on your account and account number
     * Taxpayer identification number (usually your Social Security number)
     * Dollar value or number of shares to be exchanged o The names of the Funds from/into which the exchange is to be made

    See "Selling Shares" for important information about telephone transactions.

Notes on exchanges
    When exchanging from a Fund that
    has no sales charge or a lower
    sales charge to a Fund with a
    higher sales charge, you will pay
    the difference.

    The registration
    and tax identification numbers of
    the two accounts must be identical.

    This exchange privilege may be
    changed or eliminated at any time
    upon  a  60-day  notice  to
    shareholders.

    Be sure to read the
    prospectus carefully of any Fund
    into which you wish to exchange
    shares.


                        PRICING OF FUND SHARES

                         How NAV is Calculated


The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:


                             NAV =

                       Total Assets - Liabilities

                          Number of Shares
                           Outstanding


You can find the Fund's NAV daily in the Wall Street Journal and other newspapers, or by calling 1-800-GABELLI (800-422-3554).

    A Fund's net asset value, or NAV, is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m., eastern time, on days the New York Stock Exchange is open. Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received by the Fund. This is what is known as the offering price.

    Fund securities are valued as of the close of trading on the primary exchange on which they trade. Fund securities are generally valued at current market prices. If market quotations are not available, prices will be based on the average of the latest bid and asked quotations for such securities prior to the valuation time, or the latest bid price if asked prices are not available. Debt securities with remaining maturities of 60 days or less will be valued at amortized cost, which the Board of Directors believes represents fair value.

    Some Fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when a Fund does not compute its NAV. This could cause the value of a Fund's portfolio investments to be affected on days when you cannot buy or sell shares.




                                   Questions?
                                Call 800-GABELLI
                       or your investment representative.